UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 2, 2020

Royalty Pharma plc

(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-39329	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
110 East 59th Street New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 883-0200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	RPRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Notes Offering

On September 2, 2020 (the “Closing Date”), Royalty Pharma plc (the “Company”) issued a press release announcing the completion of its private offering of $6.0 billion aggregate amount of its 0.750% Senior Notes due 2023 (the “2023 Notes”), 1.200% Senior Notes due 2025 (the “2025 Notes”), 1.750% Senior Notes due 2027 (the “2027 Notes”), 2.200% Senior Notes due 2030 (the “2030 Notes”), 3.300% Senior Notes due 2040 (the “2040 Notes”) and 3.550% Senior Notes due 2050 (the “2050 Notes”, along with the 2023 Notes, the 2025 Notes, the 2027 Notes, the 2030 Notes and the 2040 Notes, the “Notes”). The Company intends to advance the proceeds of the offering of the Notes to Royalty Pharma Holdings Ltd. (“RP Holdings”) (directly or indirectly), which intends to use the funds, together with available cash on hand, to cause the Company’s Term Loan A and Term Loan B facilities to be repaid and to pay fees and expenses incurred in connection with the offering. The press release is filed as Exhibit 99.1 hereto and is incorporated by reference.

In connection with the offering of the Notes, the Company entered into an indenture, dated as of the Closing Date, among the Company, RP Holdings and Wilmington Trust, National Association as trustee (the “Trustee”) (the “Base Indenture”), as supplemented by a first supplemental indenture among the Company, RP Holdings and the Trustee (the “First Supplemental Indenture,” together with the Base Indenture, the “Indenture”). The terms of the Indenture provide that, among other things, the Notes are senior unsecured obligations of the Company and RP Holdings and will rank equally with any of the Company’s and RP Holding’s unsecured, unsubordinated debt and senior to any of the Company’s and RP Holding’s subordinated debt. The Notes will effectively be subordinated to any of the Company’s and RP Holding’s secured debt to the extent of the assets securing such debt. The Company’s obligations under the Notes are fully and unconditionally guaranteed by RP Holdings.

Interest on each Note will accrue at a rate per annum of 0.750% for the 2023 Notes, 1.200% for the 2025 Notes, 1.750% for the 2027 Notes, 2.200% for the 2030 Notes, 3.300% for the 2040 Notes and 3.550% for the 2050 Notes. Interest on the Notes is payable semiannually on March 2 and September 2 of each year, commencing on March 2, 2021.

Optional Redemption. The par call date for the 2025 Notes is August 2, 2025, the 2027 Notes is July 2, 2027, the 2030 Notes is June 2, 2030, the 2040 Notes is March 2, 2040 and the 2050 Notes is March 2, 2050. Prior to the applicable par call date, or with respect to the 2023 Notes, September 2, 2023, the Company may at its option redeem all or a part of any series of the Notes upon not more than 60 days nor less than 10 days prior notice, at any time and from time to time, at a redemption price in cash equal to the greater of (i) 100% of the aggregate principal amount of any Notes of such series being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the date of redemption) on any Notes of such series being redeemed (assuming, other than with respect to the 2023 Notes, the Notes matured on the applicable par call date), discounted to the date of redemption on a semi-annual basis at the Treasury Rate plus the applicable make-whole amount, plus in each case accrued and unpaid interest thereon to, but excluding, the date of redemption.

In addition, on or after the applicable par call date, the Notes of any series (other than the 2023 notes) will be redeemable, in whole or in part at any time or from time to time, at a redemption price equal to 100% of the principal amount to be redeemed plus accrued and unpaid interest thereon up to, but excluding, the redemption date.

Repurchase upon Change of Control. Upon the occurrence of a change of control triggering event (as defined in the Indenture), each holder of each series of the Notes may require the Company to repurchase all or part of the applicable series of Notes in cash at a price equal to 101% of the aggregate principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, thereon to the date of repurchase.

Other Covenants. The Indenture contains covenants that limit the Company’s and the Guarantor’s ability to, among other things, create liens, enter into sale/leaseback transactions and consolidate, merge or sell all or substantially all of the Company’s assets.

Events of Default. The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include non-payment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the Trustee or holders of at least 25% in aggregate principal amount of the outstanding Notes of such series may declare the principal of and accrued but unpaid interest, if any, including additional interest, if any, on all outstanding Notes to be due and payable immediately.

The foregoing description of the Indenture and the Notes is qualified in its entirety by reference to the full text of the Indenture, a copy of which is attached hereto as Exhibits 4.1 and 4.2, and the Notes, the forms of which are attached hereto as Exhibits 4.3, 4.4, 4.5, 4.6, 4.7 and 4.8, which are incorporated herein by reference.

The Notes were offered only to (i) persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and (ii) certain non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or any state securities laws and therefore may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This report does not constitute an offer to sell or the solicitation of an offer to buy the Notes, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Registration Rights Agreement

In connection with the issuance of the Notes, the Company, RP Holdings Ltd. and BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co LLC entered into a registration rights agreement (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company and RP Holdings Ltd. agreed, among other things, for the benefit of the holders of the applicable series of Notes, to use their reasonable best efforts to (1) file a registration statement on an appropriate registration form with respect to a registered offer to exchange each series of notes and the related guarantees for exchange notes, with terms substantially identical in all material respects to each series of Notes and the related guarantees, as applicable (except that the exchange notes will not contain terms with respect to transfer restrictions or any increase in annual interest rate for our failure to register the Notes or guarantees) and (2) cause the registration statement to be declared effective under the Securities Act. The foregoing description of the Registration Rights Agreements does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement which is attached hereto as Exhibits 4.9 and which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits
Exhibit 4.1	Indenture, dated as of September 2, 2020, among Royalty Pharma plc, Royalty Pharma Holdings Ltd. and Wilmington Trust, National Association, as Trustee
Exhibit 4.2	First Supplemental Indenture, dated as of September 2, 2020, among Royalty Pharma plc, Royalty Pharma Holdings Ltd. and Wilmington Trust, National Association, as Trustee
Exhibit 4.3	Form of 0.750% Senior Notes due 2023 (included in Exhibit 4.2 hereto)
Exhibit 4.4	Form of 1.200% Senior Notes due 2025 (included in Exhibit 4.2 hereto)
Exhibit 4.5	Form of 1.750% Senior Notes due 2027 (included in Exhibit 4.2 hereto)
Exhibit 4.6	Form of 2.200% Senior Notes due 2030 (included in Exhibit 4.2 hereto)
Exhibit 4.7	Form of 3.300% Senior Notes due 2040 (included in Exhibit 4.2 hereto)
Exhibit 4.8	Form of 3.550% Senior Notes due 2050 (included in Exhibit 4.2 hereto)
Exhibit 4.9	Registration Rights Agreement, dated as of September 2, 2020, among Royalty Pharma plc, Royalty Pharma Holdings Ltd., BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC
Exhibit 99.1	Press Release, dated September 2, 2020
Exhibit 104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2020

ROYALTY PHARMA PLC

By:	/s/ Pablo Legorreta
Pablo Legorreta
Chief Executive Officer